UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 19, 2007

The Shaw Group Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Louisiana	1-12227	72-1106167
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4171 Essen Lane, Baton Rouge, Louisiana		70809
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	225-932-2500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

(b) New Independent Registered Public Accounting Firm.

On March 19, 2007, the Company, engaged KPMG LLP, ("KPMG"), to serve as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2007, and to perform procedures related to the financial statements included in the Company’s quarterly reports on Form 10-Q, which are expected to commence with, and include, the quarter ending May 31, 2007, unless the services of KPMG are requested in connection with the Company’s quarterly report on Form 10-Q for the quarter ended February 28, 2007. The Audit Committee of the Board of Directors of the Company made the decision to recommend KPMG to the full Board of Directors which adopted and approved that decision.

During the Company’s two most recent fiscal years ended August 31, 2006, and August 31, 2005, and during any subsequent interim period prior to the date of the engagement of KPMG, as the Company’s independent registered public accounting firm, neither the Company nor anyone acting on its behalf consulted with KPMG regarding (i) either: the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Explanatory Note.

As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission, (the "SEC"), on February 12, 2007, which is incorporated herein by reference, the Audit Committee of the Board of Directors of The Shaw Group Inc., a Louisiana corporation, (the "Company"), approved the resignation of its current auditor Ernst &Young LLP, ("E&Y"), on February 9, 2007, such resignation to be effective upon the Company’s filing with the SEC of its quarterly report on Form 10-Q for the quarter ended February 28, 2007.

The Company intends to file an amendment on Form 8-K/A to its Current Report on Form 8-K, previously filed with the SEC on February 12, 2007, that will disclose the matters required by Item 4.01(a) of Form 8-K, when the Company files its quarterly report on Form 10-Q for the quarter ended February 28, 2007, at such time when the resignation of E&Y becomes effective.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Shaw Group Inc.

March 19, 2007	By:	Gary P. Graphia

Name: Gary P. Graphia
Title: Executive Vice President, Secretary and Chief Legal Officer